UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      January 21, 2010

TN-K ENERGY GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27828	13-3779546
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

649 Sparta Highway, Suite 102, Crossville, TN	38555
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(931) 707-9601

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant's Certifying Accountant.

On January 21, 2010, Rodefer Moss & Co, PLLC advised TN-K Energy Group Inc. that is was declining to stand for re-appointment as our independent registered public accounting firm.  Rodefer Moss & Co, PLLC audited our financial statements for the periods ended December 31, 2008, 2007 and 2006.

Neither the report of Rodefer Moss & Co, PLLC dated August 19, 2009 on our consolidated balance sheets as of December 31, 2007 and December 31, 2006 and the related consolidated statements of operations, changes in stockholders’ equity (deficit) and cash flows for the years then ended nor the report of Rodefer Moss & Co, PLLC dated August 21, 2009 on our consolidated balance sheets as of December 31, 2008 and December 31, 2007 and the related consolidated statements of operations, changes in stockholders’ equity (deficit) and cash flows for the years then ended contained an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope, or accounting principles, except that both such reports raised substantial doubts on our ability to continue as a going concern.

During our two most recent fiscal years and the subsequent interim period preceding Rodefer Moss & Co, PLLC’s decision not to stand for re-appointment we had no disagreements with the firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which such disagreement if not resolved to the satisfaction of Rodefer Moss & Co, PLLC would have caused it to make reference to the subject matter of the disagreement in connection with its report.

On January 25, 2010 we engaged Sherb & Co. LLP as our independent registered public accounting firm.  During our two most recent fiscal years and the subsequent interim period prior to retaining Sherb & Co. LLP (1) neither we nor anyone on our behalf consulted Sherb & Co. LLP regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K, and (2) Sherb & Co. LLP did not provide us with a written report or oral advice that they concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue.

The decision to engage Sherb & Co. LLP as our independent registered public accounting firm was approved by our Board of Directors.

We provided Rodefer Moss & Co, PLLC with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that the firm furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they did not agree.  A copy of the letter provided by Rodefer Moss & Co, PLLC is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

16.1                      Letter dated January 26, 2010 from Rodefer Moss & Co, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TN-K ENERGY GROUP INC.

Date: January 26, 2010	By: /s/ Ken Page
Ken Page, Chief Executive Officer and President

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